POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Perry Braun of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2026.

/s/ Perry H. Braun
Perry H. Braun
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, James R. Dwyer, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2026.

/s/ James R. Dwyer
James R. Dwyer
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Rob Fahr of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2026.

/s/ Rob Fahr
Rob Fahr
Vice President, Controller

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Steven Lash of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2026.

/s/ Steven D. Lash
Steven D. Lash
Director, Group Chief Financial Officer and Senior Vice President

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Lauren Mak of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2026.

/s/ Lauren Mak
Lauren Mak
Senior Vice President and Chief Financial Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Brent McGroarty of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2026.

/s/ Brent McGroarty
Brent McGroarty
Senior Vice President and Chief Operating Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Susan Moser of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2026.

/s/ Susan Moser
Susan Moser
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, David Overbeeke, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of March, 2026.

/s/ David Overbeeke
David Overbeeke
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Dmitri Ponomarev of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2026.

/s/ Dmitri Ponomarev
Dmitri Ponomarev
Chairman of the Board of Directors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, John J. Quinn, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 4th day of March, 2026.

/s/ John J. Quinn
John J. Quinn
Director

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Scott Sheefel of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 31st day of March, 2026.

/s/ Scott Sheefel
Scott Sheefel
Director, President and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Enrico Treglia of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.

Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
New Consultant Protector
New TotalAccumulator
New FutureVest
	Wilton Reassurance Life Co of New York Separate Account A	811-07467
SelectDirections Custom Portfolio AIM Lifetime Plus AIM Lifetime Plus II

Allstate RetirementAccess Variable Annuity Series

Provider Ultra Variable Annuity

AIM Lifetime Enhanced Choice VA

The Scudder Horizon Advantage VA

Allstate Variable Annuity

Allstate Variable Annuity II

Allstate Variable Annuity 3

Allstate Variable Annuity 3 AssetManager

Preferred Client Variable Annuity

AIM Lifetime America Classic

AIM Lifetime America Regal

AIM Lifetime America Freedom

Allstate Advisor Variable Annuity

Allstate Advisor Plus

Allstate Advisor Preferred

Allstate Variable Annuity – B Share

Allstate Variable Annuity – L share

Putnam Allstate Advisor

Putnam Allstate Advisor Plus

Putnam Allstate Advisor Preferred

Morgan Stanley Variable Annuity

Morgan Stanley Plus Variable Annuity

Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649

Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	No. 333-278375

IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2026.

/s/ Enrico Treglia
Enrico Treglia
Director